UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2014

Guaranty Federal Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

43-1792717

(I.R.S. employer identification number)

0-23325

(Commission file number)

1341 West Battlefield
Springfield, Missouri 65807
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (417) 520-4333

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INCLUDED INFORMATION

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(d)           On May 28, 2014, Guaranty Federal Bancshares, Inc. (the “Company”) elected David T. Moore as a Director of the Company to fill the vacancy created by the retirement of Gregory V. Ostergren reported on a Current Report on Form 8-K on March 6, 2014.

David T. Moore is President, Chief Executive Officer, and member of the Board of Directors of Paul Mueller Company. Paul Mueller Company is a publicly held manufacturer of milk cooling equipment and processing equipment headquartered in Springfield, Missouri. Mr. Moore has worked at Paul Mueller Company since 2002, serving as the President since 2011. Additionally, he has been a member of the company’s Board of Directors since 1997. Prior to joining Paul Mueller Company, Mr. Moore was Vice President of Product Development at Corporate Document Systems, a computer software company, for six years. Mr. Moore holds an MBA from The University of Chicago - Booth School of Business and a B.A. from Middlebury College.

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 28, 2014, the Company held its Annual Meeting of Stockholders (the “Meeting”). At the Meeting, the stockholders (i) elected certain Directors listed below for three year terms; (ii) approved, on a non-binding advisory basis, the Company’s executive compensation practices; (iii) approved, on a non-binding advisory basis, the frequency of future advisory votes on executive compensation; and (iv) ratified the appointment of BKD, LLP as the Company’s independent registered public accountants. The Company’s Board of Directors has determined, in light of the results of the vote on (iii), that it will hold an advisory vote on executive compensation every year. Of the shares of common stock outstanding as of the record date for the Meeting, 83% were present in person or by proxy.

The final results of voting on each of the matters submitted to a vote of the Company’s stockholders at the Meeting were as follows:

		Number of Shares

		For	Withheld			Broker Non-Votes
1.	The election of three Directors for a three year term.

	Nominee
	James L. Sivils, III	2,250,054	153,595			1,133,717
	John F. Griesemer	2,250,054	153,595			1,133,717
	David T. Moore	2,250,054	153,595			1,133,717

		For	Against	Abstained		Broker Non-Votes
2.	Advisory, non-binding, approval of executive compensation.	2,138,294	27,116	238,239		1,133,717

		One Year	Two Years	Three Years	Abstained	Broker Non-Votes
3.	Advisory, non-binding, vote on the frequency of future advisory votes on executive compensation.	2,014,365	50,045	80,950	258,289	1,133,717

		For	Against	Abstained		Broker Non-Votes
4.	Ratification of the appointment of BKD, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014.	3,523,804	12,894	668		-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Guaranty Federal Bancshares, Inc.

By:	/s/ Shaun A. Burke
Shaun A. Burke
President and Chief Executive Officer

Date: June 2, 2014